UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 26, 2023

 iROBOT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or other jurisdiction of incorporation)
001-36414		77-0259335
(Commission File Number)		(I.R.S. Employer Identification No.)
8 Crosby Drive
Bedford, MA 01730
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 430-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	IRBT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
iRobot Corporation (the "Company") held its 2023 annual meeting of stockholders on May 26, 2023 to consider and vote on the matters listed below. The proposals are described in detail in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 11, 2023. The final voting results from the meeting are set forth below.

Proposal 1
Karen Golz, Andrew Miller, and Michelle Stacy were elected as Class III members to the Board of Directors of the Company (the “Board of Directors”), each to serve for a three-year term and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal. Votes were as follows:

Name	For	Against	Abstain	Broker Non-Votes
Karen Golz	17,421,059	441,684	42,467	5,256,489
Andrew Miller	17,620,118	242,407	42,685	5,256,489
Michelle Stacy	16,169,227	1,694,872	41,112	5,256,489

Proposal 2
The appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for the 2023 fiscal year was ratified. Votes were as follows:

For	Against	Abstain	Broker Non-Votes
22,758,523	359,472	43,704	0

Proposal 3
The non-binding, advisory vote on the proposal of the compensation of the Company's named executive officers was approved. Votes were as follows:

For	Against	Abstain	Broker Non-Votes
15,349,698	2,411,101	144,411	5,256,489

Proposal 4
The stockholders voted on an advisory basis, the frequency of future non-binding, advisory votes on the compensation of the Company's named executive officers should be submitted to the stockholders every year. Votes were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
17,078,407	17,511	704,476	104,816	5,256,489

The Board of Directors considered the voting results with respect to the frequency proposal and has determined to include an advisory vote on the compensation of the Company's named executive officers in the Company's proxy statement on an annual basis until the next advisory vote on the frequency of such votes.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iROBOT CORPORATION

Date: May 30, 2023	By:	/s/ Glen D. Weinstein
	Name:	Glen D. Weinstein
	Title:	Executive Vice President, Chief Legal Officer and Secretary